united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22710

Total Income+ Real Estate Fund

(Exact name of registrant as specified in charter)

70 East 55th Street New York, NY 10022

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report March 31, 2015

Investor Information: 1-888-459-1059

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

To Our Valued Shareholders:	SEMI ANNUAL REPORT: (4Q 2014-1Q 2015) Letter from the TI+ Portfolio Managers

We are pleased to report that the Total Income+ Real Estate Fund (“TI+ or the “Fund”) continues to grow, with net assets of approximately $150 million as of April 22, 2015. The Fund is now invested in 21 fund investments, up from 17 in our last semi-annual report, (published 3Q 2014) while the Gross Asset Value of the underlying real estate in the securities in which TI+ is invested is now over $93 billion, up from approximately $62 billion on September 30, 2014.

The Fund continues to diversify as well, with three new private equity real estate holdings and five new public real estate investments. These holdings were selected in accordance with our mandate to maintain diversity via sector, strategy and manager. We believe firmly that our risk-adjusted return performance reflects our adherence to this approach.

TI+ remains focused on delivering current income, capital appreciation with low volatility, and low correlation to the broader markets. We believe that the results documented in this report substantiate both our commitment to that objective and our success in achieving it on behalf of our investors.

We are pleased to share these highlights with you:

+
NEW INVESTMENTS: New private investments include Prudential PRISA I, Blackstone Property Partners and Heitman America Real Estate Trust, all managed by some of the oldest and most respected institutional real estate sponsors, today. The Fund also added five new public investments including Deutsche Real Estate Securities Fund, Brookfield Global Listed Real Estate Fund, Natixis AEW Real Estate Fund, Third Avenue Real Estate Value Fund, and the CBRE Clarion Long/Short Real Estate Fund. We sold four public investments.

+
DISTRIBUTIONS1: TI+ has paid quarterly distributions consistently since the beginning of its first full quarter. The latest distribution (for A shares) of $0.3781 per share is equivalent to a 5.25% annualized distribution rate on the 3/31/2015 ex-dividend date NAV of $28.94 per share. This distribution also represents a 6.0% distribution rate on the (A share) inception $25.00 NAV per share.

+
ASSETS UNDER MANAGEMENT: As of April, TI+ AUM exceeded $150 million. We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with low volatility and correlation.

1 The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019 | 877.826.BLUE (2583) | WWW.BLUEROCKRE.COM

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE

From inception (10/22/2012) through 3/31/2015, TI+ has generated a total return of 26.27%, or 10.04% annualized. TI+ was able to accomplish this primarily through investments in best-in-class, institutional private equity real estate (iPERE) vehicles as well as select public real estate funds.

	Performance as of 3.31.2015
	Three Months2	Six Months2	Year-to-Date2	One Year as of 3.31.2015	Since Inception as of 3.31.20153
TI+ Fund- Class A	2.84%	4.66%	2.84%	8.04%	10.04%
TI+ Fund- Class A1 with Max Sales Charge	- 3.06%	- 1.37%	- 3.06%	1.82%	7.39%

1	The maximum sales charge for the Fund is 5.75%. Investors may be eligible for a reduction in sales charges.
2	Performance for periods less than one year is not annualized.
3	Inception date of the Fund is October 22, 2012.

INCOME
TI+ Fund offers attractive cash distribution potential.

* The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and is subject to change. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit.

A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.

Inception date of the Fund is October 22, 2012. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.72% (per most recent prospectus).

The performance data quoted herein represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until February 1, 2016, to ensure that the net annual fund Class A operating expenses will not exceed 1.75%, subject to possible recoupment from the Fund in future years.

Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Total returns are calculated using SEC form N-12a and refect all fees and charges.

For performance information current to the most recent month end, please call 888-459-1059.

Past performance is no guarantee of future results

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

HIGHER RISK-ADJUSTED RETURNS
TI+ has delivered higher risk-adjusted returns than stocks, bonds, or REITs since its inception, as evidenced by its Sharpe Ratio, which is more than double that of the nearest competitive asset class. The Sharpe Ratio is a performance measure that determines unit of return per unit of risk.

LOWER VOLATILITY
TI+ exhibits lower daily volatility as measured by standard deviation than competing asset classes, with nearly 75% less volatility than stocks and 80% less volatility than public REITs.

LOWER CORRELATION
TI+ has exhibited significantly lower correlation relative to other asset classes since its inception.

Sources:
TI+ Fund: A-Shares, no load	Stocks: S&P 500 Total Return Ycharts Daily historical prices
REITs: MSCI U.S. REIT Index MSCI.com	Bonds: AGG Yahoo Finance daily historical prices

Please see page 8 for a description of the risks and comparisons of the investment indexes selected.

Past performance is no guarantee of future results

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

» The Fund Sub-Advisor

The Fund’s Sub-Advisor, Mercer Investment Management (“Mercer”), has a 40+ year track record as a leading advisor to the world’s most sophisticated institutional investors, including endowments, pension funds, sovereign wealth funds and family offices. Mercer has more than 3,300 clients worldwide and over $9.0 trillion in assets under advisement.

Mercer’s analysis incorporates a comprehensive, disciplined process beginning with the evaluation of over 5,400 investment managers and 26,200 individual investments across all sectors from which it selects a strategic combination of ‘best in class’ institutional real estate managers for potential investment in TI+ Fund.

LOOKING AHEAD
The current real estate market is characterized by improving property fundamentals and increasing capital flows. The strengthening economy is driving real estate demand and we see the property markets continuing to improve. The recovery thus far has been more pronounced in major markets with stronger job growth. As the economic recovery continues to become more broad based, we should see greater momentum in the secondary markets.

Construction across most of the major asset classes remains below the historical average of 2% of existing inventory. This has helped to keep vacancy levels moderate, converting increased user demand into increased rental rates. Investors and capital markets appear disciplined in this cycle as leverage levels and transaction volumes remain below earlier, pre-recession periods.

The US continues to be an economic safe haven in the world, and this has, in part, fueled demand for US institutional real estate from non-US investors. The attractiveness of US property yields relative to other global asset classes has also been a major contributing factor to the trend. Additionally, cap rate spreads remain high relative to historical levels, with 10-year Treasury yields hovering near 2% and average cap rates for institutional real estate at roughly 5.5%. Spreads at this level imply there is cushion for cap rates to absorb a rise in interest rates.

Ultimately, the outlook for commercial real estate is driven by property level fundamentals and our view is that the combination of a strengthening economy and increased capital flows signal a sweet spot for institutional real estate.

For these reasons we are optimistic that TI+ will continue to perform well in the second half of this fiscal year.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman
Portfolio Co-Managers, Total Income+ Real Estate Fund

FUND HOLDINGS	SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

As of April 2015, the Fund’s Assets Under Management exceeded $150 million. The Gross Asset Value of the underlying real estate in the securities in which TI+ is invested is over $93 billion, comprising nearly 2,200 properties across the United States with a combined occupancy of 95%*. The portfolio spans all major property sectors with approximately 25% weighted loan-to-value.

*The Fund’s investment allocation and portfolio metrics related to diversification and underlying gross asset value are shown as of 4/2/2015 (vs. 3/31/2015) as TI+ generally completes new investments at the beginning of each calendar quarter.

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

FUND DIVERSITY

Diversified by Sector
Property sectors each have different demand drivers and cycles. Historically, diversification has helped limit the downside of any one sector while making it possible to capture the benefits of growth cycles in other sectors.

The sector diversification presented above represents examples of how the TI+’s institutional fund investments are allocated as of the date herein, but is subject to change at any time.

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party private equity real estate securities (iPERE) described herein. Each of these securities has been selected as an investment for TI+ Fund’s portfolio.

Prudential
PRISA I
International Place | Boston, MA
Sector: Office

Clarion
Lion Industrial Trust
Cal Palms Business Center | Los Angeles, CA
Sector: Industrial

Sentinel
Real Estate Fund
Island Park | Memphis, TN
Sector: Apartments

Clarion
Lion Properties Fund
600 N. Michigan Ave | Chicago, IL
Sector: Retail

Morgan Stanley
Prime Property Fund
2 Park Avenue | New York, NY
Sector: Office

Blackrock
Granite Property Fund
Worthing Place Apts | West Palm Beach, FL
Sector: Apartments

RREEF
America REIT II
Volkswagen Distribution Center | Cranbury, NJ
Sector: Industrial

ROLF'S

Principal
Enhanced Property Fund
Shops at Gainey Village | Scottsdale, AZ
Sector: Retail

LANDING

AEW
Core Property Trust
The Landing | Renton, WA
Sector: Retail

Principal
Enhanced Property Fund
Noble Energy Center | Houston, TX
Sector: Office

JP Morgan
Growth and Income Fund
Duke Street | Alexandria, VA
Sector: Office

AEW
Core Property Trust
Paddock Shops | Louisville, KY
Sector: Retail

This is an actively managed dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

SEMI ANNUAL REPORT (4Q 2014 - 1Q 2015) | TOTAL INCOME+ REAL ESTATE FUND

DEFINITIONS

AGG: The iShares Core Total U.S. Bond Market Exchange Traded Fund (ETF), previously the iShares Barclays Aggregate Bond Fund. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Aggregate Bond Index. AGG is used as a proxy for the total U.S. investment grade bond market (iShares by Blackrock, Yahoo Finance).

Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Annualized Standard Deviation: The standard deviation of the daily percentage change in an investment multiplied by the square root of the number of trading days in the period. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com). You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

NCREIF NPI Index: The National Council of Real Estate Fiduciaries Property Index (NPI) data is based on institutional investments and presented exclusive of leverage and fees. The NPI is based on the unleveraged returns from a large pool of individual, investment grade commercial real estate properties across retail, office, industrial, and apartment sectors. The market values of the properties in the NPI are determined by appraisals and not by market-based prices of the programs. You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Sharpe Ratio: Measurement of risk-adjusted performance. The annualized Sharpe ratio is calculated by subtracting the annualized risk-free rate (3-month Treasury Bill) from the annualized rate of return for a portfolio and dividing the result by the annualized standard deviation of the portfolio returns. You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe (source: Investopedia). You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Total Income+ Real Estate Fund Portfolio Review (Unaudited) Since Inception through March 31, 2015*

The Fund’s performance figures for the periods ended March 31, 2015, compared to its benchmarks:

	Six		Since Inception	Since Inception Class
	Months	One Year	Class A *	C and Class I **
Total Income+ Real Estate Fund:
Class A
Without Load	4.66%	8.04%	10.04%	–
With Load +	(1.37)%	1.82%	7.39%	–
Class C	4.29%	N/A	–	7.63%
Class I	4.98%	N/A	–	8.88%
S&P 500 Total Return Index	5.93%	12.73%	18.71%	11.94%
Barclays Aggregate Bond Index	3.43%	5.72%	2.36%	5.83%
NCREIF FI-ODCE	6.76%	13.45%	13.35%	10.22%
NCREIF NPI	6.72%	12.71%	11.82%	9.53%
_____________________
* Class A commenced operations October 22, 2012.
** Class C and Class I commenced operations April 1, 2014.
+ Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Barclays Aggregate Bond Index is an unmanaged index  which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The NCREIF Fund Index-Open End Diversified Core Equity Index (“NCREIF FI-ODCE”) is an index of investment returns reporting on both a historical and current basis the results of 30 open-end commingled funds pursuing a core investment strategy. NCREIF FI-ODCE is capitalization-weighted and is reported gross of fees. Measurement is time-weighted. NCREIF FI-ODCE is calculated on a calendar quarter basis. Investors cannot invest directly in an index or benchmark.

The NCREIF Property Index (“NCREIF-NPI”) is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NCREIF-NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment. Investors cannot invest directly in an index or benchmark.

Total Income+ Real Estate Fund Portfolio Review (Unaudited) (Continued) Since Inception through March 31, 2015*

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2016, to ensure that the net annual fund operating expenses (excluding certain expenses) will not exceed 1.75%, 2.50% and 1.50%, respectively for Class A, Class C and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, including underlying funds and before any fee waiver, are 2.72%, 3.54%, and 2.58% for Class A, Class C and Class I, respectively, per the February 1, 2015 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-888-459-1059.

Portfolio Composition as of March 31, 2015 (Unaudited)

Percent of Net
Assets
Private Equity Real Estate Securities	68.50%
Public Equity Real Estate Funds	16.10%
Short-Term Investments	13.65%
Public Equity Real Estate Securities	1.57%
Total Investments	99.82%
Other Assets Less Liabilities	0.18%
Total Net Assets	100.00%

See the Portfolio of Investments in this semi-annual report for a more detailed account of the Fund’s holdings.

Total Income+ Real Estate Fund PORTFOLIO OF INVESTMENTS (Unaudited) March 31, 2015
Shares	Security	Value
	PRIVATE EQUITY REAL ESTATE SECURITIES - 68.50%
17,751	AEW Core Property Trust	$15,709,427
41	Blackrock Granite Property	3,314,951
2,193	Blackstone Property Partners	2,246,987
5,055	Clarion Properties Fund	6,033,030
1,320	Clarion Lion Industrial Trust	1,675,397
18,623	Cornerstone Patriot Fund LP	2,028,386
5,003	Heitman Patriot Fund LP	5,126,704
1,655,145	J.P. Morgan US Real Estate Growth & Income LP	2,135,138
3,350	MEPT Edgemoor LP	5,320,638
359	Morgan Stanley Prime Property Fund LLC	5,483,758
563,343	Principal Enhanced Property Fund LP	5,695,401
828	Prologis Targeted US Logistics	830,580
410,128	Prudential PRISA 1	410,128
108,407	RREEF America REIT II, Inc.	11,059,633
146	Sentinel Real Estate Fund	11,169,200
15,237	Stockbridge Smart Markets Fund	19,727,972
	TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES	97,967,330
	(Cost $88,722,551)

	PUBLIC EQUITY REAL ESTATE SECURITIES - 1.57%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 1.16%
68,376	CNL Lifestyle Properties #	343,932
61,761	Dividend Capital Diversified Property Fund Class E	451,475
27,152	Hines Real Estate Investment Trust #	165,357
140,161	Inland American Real Estate Trust #	538,217
13,546	Landmark Apartment Trust of America #	109,719
555	Resource Real Estate Opportunity REIT #	5,236
15,000	TIER REIT, Inc. * #	49,350
		1,663,286

	PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS - 0.41%
2,650	Columbia Property Trust	71,603
13,206	Monogram Residential Trust, Inc.	123,080
17,520	Xenia Hotels & Resorts, Inc.	398,580
		593,263
	TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES
	(Cost - $1,916,714)	2,256,549

	PUBLIC EQUITY REAL ESTATE FUNDS - 16.10%
328,812	Brookfield Global Listed Real Estate Fund ^	4,580,349
350,877	CBRE Clarion Long/Short Real Estate Fund	4,000,000
265,960	Deutsche Real Estate Securities Fund ^	6,524,009
329,598	Natixis AEW Real Estate Fund ^	5,682,269
68,975	Third Avenue Real Estate Value Fund ^	2,236,874
	TOTAL PUBLIC EQUITY REAL ESTATE FUNDS	23,023,501
	(Cost - $22,706,473)

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund PORTFOLIO OF INVESTMENTS (Unaudited) (Continued) March 31, 2015
Shares	Security	Value
	SHORT-TERM INVESTMENTS - 13.65%
19,518,393	Dreyfus Cash Management - Institutional Class, 0.03% + ^	$19,518,393
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $19,518,393)

	TOTAL INVESTMENTS - 99.82%
	(Cost - $132,864,131) (a)	$142,765,773
	OTHER ASSETS LESS LIABILITIES - 0.18%	252,703
	NET ASSETS - 100.00%	$143,018,476

* Non-income producing security.
# Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $1,211,811 or 0.85% of net assets.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2015.
^ All or a portion of this securitiy is held as collateral as of March 31, 2015.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $132,031,404 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,837,193
Unrealized depreciation:	(102,824)
Net unrealized appreciation:	$10,734,369

Additional Information on Investments in Private Real Estate Investment Trusts (1)

The Fund has unfunded commitments of approximately $99,702,415 to twelve of the Private Investment Funds. The commitments will be funded when called through current assets at that time.

(1) This class includes investments in Private Real Estate Investment Trusts. The fair values of the investments in this class have been estimated using the net asset value per share of the investments.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund STATEMENT OF ASSETS AND LIABILITIES (Unaudited) March 31, 2015

Assets:
Investments in Securities at Value (identified cost $132,864,131)	$142,765,773
Dividends and Interest Receivable	1,204,872
Receivable for Fund Shares Sold	669,011
Prepaid Expenses and Other Assets	89,435
Total Assets	144,729,091

Liabilities:
Loan Payable	1,518,238
Distribution Fees	17,630
Shareholder Servicing Fees Payable	27,135
Payable to Investment Advisor	121,156
Redemptions Payable	5,591
Other Accrued Expenses	20,865
Total Liabilities	1,710,615

Net Assets	$143,018,476

Class A:
Net Assets (no par value; unlimited number of shares authorized; 3,818,723 shares of beneficial interest outstanding)	$108,926,376
Net Asset Value and Redemption Price Per Share ($108,926,376/3,818,723 shares of beneficial interest outstanding)	$28.52
Maximum Offering Price Per Share ($28.47/0.9425)	$30.26

Class C:
Net Assets (no par value; unlimited number of shares authorized; 681,556 shares of beneficial interest outstanding)	$19,306,729
Net Asset Value and Redemption Price Per Share * ($19,306,729/681,556 shares of beneficial interest outstanding)	$28.33

Class I:
Net Assets (no par value; unlimited number of shares authorized; 515,963 shares of beneficial interest outstanding)	$14,785,371
Net Asset Value and Redemption Price Per Share ($14,785,371/515,963 shares of beneficial interest outstanding)	$28.66

Composition of Net Assets:
At March 31, 2015, Net Assets Consisted of:
Paid-in-Interest	$134,923,925
Distributions in Excess of Net Investment Income	(2,591,330)
Accumulated Net Realized Gain on Investments	784,239
Net Unrealized Appreciation on Investments	9,901,642
Net Assets	$143,018,476

* Class C charges a 1.00% fee on shares redeemed less than 365 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund STATEMENT OF OPERATIONS (Unaudited) For the Six Months Ended March 31, 2015

Investment Income:
Dividend Income	$1,150,421
Interest Income	1,713
Total Investment Income	1,152,134

Expenses:
Investment Advisory Fees	876,048
Shareholder Servicing Fees
Class A	120,106
Class C	15,377
Distribution Fees
Class C	46,130
Administration Fees	49,216
Transfer Agent Fees	45,624
Fund Accounting Fees	27,439
Printing Expense	24,932
Registration & Filing Fees	24,932
Insurance Expense	22,964
Legal Fees	22,411
Trustees’ Fees	15,582
Professional Fees	15,208
Audit Fees	9,972
Interest Expense	9,128
Non 12b-1 Shareholder Servicing Fees	8,739
Custody Fees	5,735
Miscellaneous Expenses	996
Total Expenses	1,340,539
Less: Fees Waived/Reimbursed by Advisor	(235,047)
Net Expenses	1,105,492

Net Investment Income	46,642

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	789,545
Total Net Realized Gain	789,545

Net Change in Unrealized Appreciation on Investments	4,525,884
Net Realized and Unrealized Gain on Investments	5,315,429

Net Increase in Net Assets Resulting From Operations	$5,362,071

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2015	September 30, 2014
Operations:	(Unaudited)
Net Investment Income	$46,642	$560,131
Net Realized Gain on Investments	789,545	161,453
Distributions of Capital Gains From Underlying Investment Companies	—	108,525
Net Change in Unrealized Appreciation on Investments	4,525,884	3,785,677
Net Increase in Net Assets Resulting From Operations	5,362,071	4,615,786

Distributions to Shareholders From:
Net Investment Income
Class A	(132,951)	(22,525)
Class C	(20,642)	—
Class I	(15,569)	—
Net Realized Capital Gain
Class A	—	(210,388)
Return of Capital	(3,214,075)	(3,615,085)
Total Distributions to Shareholders	(3,383,237)	(3,847,998)

From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (1,007,160 and 2,093,839 shares, respectively)	28,663,138	58,438,507
Distributions Reinvested (54,449 and 87,946 shares, respectively)	1,543,073	2,436,617
Cost of Shares Redeemed (435,141 and 377,444 shares, respectively)	(12,359,096)	(10,527,339)
Redemption Fees	—	53,562
Total From Beneficial Interest Transactions: Class A	17,847,115	50,401,347

Class C Shares:
Proceeds from Shares Issued (444,536 and 230,363 shares, respectively)	12,581,214	6,445,246
Distributions Reinvested (8,961 and 3,211 shares, respectively)	252,581	89,105
Cost of Shares Redeemed (5,153 and 363 shares, respectively)	(145,931)	(10,166)
Total From Beneficial Interest Transactions: Class C	12,687,864	6,524,185

Class I Shares:
Proceeds from Shares Issued (388,832 and 123,039 shares, respectively)	11,117,152	3,458,409
Distributions Reinvested (7,593 and 1,640 shares, respectively)	216,265	45,704
Cost of Shares Redeemed (5,141 and 0 shares, respectively)	(147,719)	—
Total From Beneficial Interest Transactions: Class I	11,185,698	3,504,113

Net Increase in Net Assets From Shares of Beneficial Interest	41,720,677	60,429,645

Total Increase in Net Assets	43,699,511	61,197,433

Net Assets:
Beginning of Period	99,318,965	38,121,532
End of Period	$143,018,476	$99,318,965

Undistributed Net Investment Income (Loss)	$(2,591,330)	$745,265

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund FINANCIAL HIGHLIGHTS Class A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Period*
	Ended		Ended	Ended
	March 31, 2015		September 30, 2014	September 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$27.98		$27.47	$25.00
Increase From Operations:
Net investment income (a)	0.01		0.26	0.67
Net gain from investments (both realized and unrealized)	1.28		1.70	2.40
Total from operations	1.29		1.96	3.07

Less Distributions:
From net investment income	(0.04)		(0.01)	(0.40)
From net realized gain on investments	—		(0.11)	—
From paid in interest	(0.71)		(1.35)	(0.20)
Total Distributions	(0.75)		(1.47)	(0.60)

Paid in interest from redemption fees (a)	—		0.02	0.00	(i)

Net Asset Value, End of Period	$28.52		$27.98	$27.47

Total Return (b)(h)	4.66%		7.38%	12.36	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$108,926		$89,319	$38,122
Ratio to average net assets:
Expenses, Gross (c)(f)	2.22	% (d)	2.54%	4.96	% (d)
Expenses, Net of Reimbursement (f)	1.81	% (d)	1.76%	0.01	% (d)
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)(f)	2.24	% (d)	2.52%	4.96	% (d)
Expenses, Net of Reimbursement (f)	1.83	% (d)	1.74%	0.01	% (d)
Net investment income, Net of Reimbursement (f)(g)	2.94	% (d)	0.94%	2.66	% (d)
Portfolio turnover rate	32	% (e)	12%	35	% (e)
________________
*Class A commenced operations October 22, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assest absent fee waivers and/or expense reimbursements by the Advisor.
(d) Annualized.
(e) Not annualized.
(f) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(g) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) Less then $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund FINANCIAL HIGHLIGHTS Class C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months	For the Period
	Ended	Ended
	March 31, 2015	September 30, 2014*
	(Unaudited)
Net Asset Value, Beginning of Period	$27.89	$27.75
Increase From Operations:
Net investment income (loss) (a)	(0.07)	(0.19)
Net gain from investments (both realized and unrealized)	1.26	1.07
Total from operations	1.19	0.88

Less Distributions:
From net investment income	(0.04)	—
From paid in interest	(0.71)	(0.74)
Total Distributions	(0.75)	(0.74)

Net Asset Value, End of Period	$28.33	$27.89

Total Return (b)(e)(h)	4.29%	3.20%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,307	$6,505
Ratio to average net assets:
Expenses, Gross (c)(d)(f)	2.97%	3.36%
Expenses, Net of Reimbursement (d)(f)	2.56%	2.61%
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)(d)(f)	2.99%	3.34%
Expenses, Net of Reimbursement (d)(f)	2.58%	2.59%
Net investment loss, Net of Reimbursement (d)(f)(g)	2.19%	(1.36)%
Portfolio turnover rate (e)	32%	12%
________________
*Class C commenced operations April 1, 2014.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assest absent fee waivers and/or expense reimbursements by the Advisor.
(d) Annualized.
(e) Not annualized.
(f) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(g) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund FINANCIAL HIGHLIGHTS Class I

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months	For the Period
	Ended	Ended
	March 31, 2015	September 30, 2014*
	(Unaudited)
Net Asset Value, Beginning of Period	$28.03	$27.75
Increase From Operations:
Net investment gain (loss) (a)	0.10	(0.04)
Net gain from investments (both realized and unrealized)	1.29	1.06
Total from operations	1.39	1.02

Less Distributions:
From net investment income	(0.04)	—
From paid in interest	(0.72)	(0.74)
Total Distributions	(0.76)	(0.74)

Net Asset Value, End of Period	$28.66	$28.03

Total Return (b)(e)(h)	4.98%	3.71%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,785	$3,495
Ratio to average net assets:
Expenses, Gross (c)(d)(f)	1.97%	2.40%
Expenses, Net of Reimbursement (d)(f)	1.56%	1.61%
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)(d)(f)	1.99%	2.38%
Expenses, Net of Reimbursement (d)(f)	1.58%	1.59%
Net investment loss, Net of Reimbursement (d)(f)(g)	3.19%	(0.24)%
Portfolio turnover rate (e)	32%	12%
________________
*Class I commenced operations April 1, 2014.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assest absent fee waivers and/or expense reimbursements by the Advisor.
(d) Annualized.
(e) Not annualized.
(f) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(g) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) March 31, 2015

1.           ORGANIZATION

Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets in “real estate industry securities,” primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, and Class I shares. The Advisor purchased the initial 4,000 shares of Class A for cash at $25.00 per share for a total cost of $100,000 on August 16, 2012. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of March 31, 2015, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Securities	$—	$97,967,330	$—	$97,967,330
Public Equity Real Estate Securities	593,263	451,475	1 ,211,811	2,256,549
Public Equity Real Estate Funds	23,023,501	—	—	23,023,501
Short-Term Investments	19,518,393	—	—	19,518,393
Total	$43,135,157	$98,418,805	$1,211,811	$142,765,773

*Refer to the Portfolio of Investments for industry classifications.
Transfers reflected in the tables below represent transfers to/from Level 1, Level 2, and Level 3.
It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Equity Real Estate Securities
Beginning Balance	$1,883,133
Total realized gain (loss)	—
Appreciation (Depreciation)	(219,069)
Cost of Purchases	—
Proceeds from Sales	(346,352)
Return of Capital	—
Net transfers in/out of level 3	(105,901)
Ending Balance	$1,211,811

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2015, are as follows:

	Fair Value at	Valuation
	3/31/2015	Technique	Unobservable Input	Range (Weighted Average)

Public Non-Traded Real
Estate Investment Trusts	$1,211,811	Transaction Data	Dividend Reinvestment Plan Prices	$2.20 - $8.02
			Redemption Prices	$5.45 - $6.85
			Secondary Market Prices	$6.50 - $8.15
			Weighting of Transaction Prices by Volume (b)	1x - 9x
			Discount for Lack of Liquidity (a)	0%-30% (30%)

(a) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participant would use such multiples when pricing the investments.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2013-2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2015, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, with respect to the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by Bluerock Fund Advisor, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2015, the Advisor earned advisory fees of $876,048.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any taxes, interest, broker commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) at least until February 1, 2016, so that the total annual operating expenses of the Fund do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.

The Fund had the following expense limitations in place pursuant to Board approval during the period:

Class A
Effective Date	Expense Limitation
10/22/2012 (Commencement of operations) until 1/31/2015	1.84%
2/1/2015	1.75%

Class C
Effective Date	Expense Limitation
4/1/2014 (Commencement of operations) until 1/31/2015	2.59%
2/1/2015	2.50%

Class I
Effective Date	Expense Limitation
4/1/2014 (Commencement of operations) until 1/31/2015	1.59%
2/1/2015	1.50%

Fee waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived or reimbursed. During the six months ended March 31, 2015, the Advisor waived and reimbursed fees of $235,047. As of September 30, 2014, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,204,296 and will expire on September 30 of the years indicated below:

2016	2017
$694,546	$509,750

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and Mercer Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisor based on a portion of the Fund’s average daily net assets which it had been allocated to manage.

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A and Class C shares for such services. For the six months ended March 31, 2015, the Fund incurred shareholder servicing fees of $120,106 and $15,377 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the six months ended March 31, 2015, the Fund incurred distribution fees of $46,130 for Class C shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2015, the Distributor received $815,382 in underwriting commissions for sales of Class A shares, of which $115,270 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.     INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2015 amounted to $68,349,839 and $33,380,404, respectively.

5.     DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$22,525	$249,285
Long-Term Capital Gain	210,388	21,906
Return of Capital	3,615,085	271,190
	$3,847,998	$542,381

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total Income+ Real Estate Fund NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) March 31, 2015

Late Year and	Unrealized	Total
Post October	Appreciation/	Accumulated
Losses	(Depreciation)	Earnings/(Deficits)
$(92,768)	$6,208,485	$6,115,717

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $82,593.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $10,175.

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2014 as follows:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$47,240	$(47,240)

6.     LINE OF CREDIT

The Fund has a line of credit with a variable limit based on how many securities are pledged as collateral. This line of credit is intended to provide financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. Interest will be accrued at the 3 Month LIBOR rate plus 94.5 bps to be paid monthly. The credit facility is with BNP Paribas. During the six months ended March 31, 2015, the Fund paid $9,128 in interest on the line of credit. Average borrowings and the average interest rate during the six months ended March 31, 2015 were $1,514,125 and 1.24%, respectively. The largest outstanding amount borrowed during the period was $1,518,238. The balance on the line of credit as of March 31, 2015 was 1,518,238.

7.     REDEMPTION FEES

Class C may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2015, the Fund did not assess any redemption fees.

8.     SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Total Income+ Real Estate Fund DISCLOSURE OF FUND EXPENSES (Unaudited) March 31, 2015

As a shareholder of the Fund you incur (1) transactional costs, such as sales charges and early withdrawal charges; and (2) ongoing costs, including management fees, distribution and shareholder service fees; and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the entire period beginning October 1, 2014 through March 31, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account		Expenses Paid
	Account Value	Value	Expense	During the Period
	(10/1/14)	(3/31/15)	Ratios	(10/1/14 to 3/31/15)
Actual
Class A	$1,000.00	$1,050.00	1.81%	$9.25
Class C	$1,000.00	$1,046.00	2.56%	$13.06
Class I	$1,000.00	$1,052.90	1.56%	$9.26
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.91	1.81%	$9.10
Class C	$1,000.00	$1,012.17	2.56%	$12.84
Class I	$1,000.00	$1,017.15	1.56%	$7.85

Expenses Paid During the Period are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the six month period from October 1, 2014 through March 31, 2015 (182) divided by the number of days in the fiscal year (365).

Total Income+ Real Estate Fund SUPPLEMENTAL INFORMATION (Unaudited) March 31, 2015

Approval of Investment Advisory and Sub-Advisory Agreement

Approval of Investment Advisory Agreement

          At a meeting held on November 21, 2014 (the “Meeting”), the Board of Trustees (the “Board”) of the Total Income+ Real Estate Fund (the “Trust” or the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved the renewal of the investment management agreement (the “Advisory Agreement”) between Bluerock Fund Advisor, LLC (the “Adviser”) and the Trust. In connection with the Board’s consideration of the Advisory Agreement, the Adviser provided the Board with written materials. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. Matters considered by the Trustees in connection with the Board’s renewal of the Advisory Agreement included the following:

          Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Adviser relating to the Advisory Agreement between the Trust and the Adviser. The Trustees considered the depth and experience of the Adviser’s personnel with responsibilities to the Fund, noting that the Adviser had replaced and added additional staff dedicated to the Fund’s portfolio management. The Trustees considered that the Adviser maintains a continuous investment program for the Fund and also exercises oversight of the performance and compliance programs of the various service providers to the Fund and the Fund’s Sub-Adviser. The Trustees then reviewed the description provided by the Adviser of its practices for monitoring compliance with the Fund’s investment limitations and considered that the Adviser has not experienced any material compliance issues during the prior term of the Advisory Agreement, and concluded that such practices were adequate. The Board, including the Independent Trustees, then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

          Performance. The Trustees considered the performance of the Fund as compared to the performance of each of the NCREIF Property Index (“NPI”) and the NCREIF Fund Index-Open End Diversified Core Equity Index (“NFIODCE”), noting that each of the NPI and NFIODCE are unmanaged indices measuring the investment returns of pools of real estate and open-end funds that invest in real estate. The Trustees considered that the Fund (Class A Shares excluding sales load) had net returns of 7.64% for the one-year period ended September 30, 2014, as compared to index returns of 11.26% and 12.40% for the NPI and NFIODCE, respectively. The Trustees noted that the Fund’s returns are inclusive of the Fund’s operating expenses, as compared to the NPI and NFIODCE, which are index returns that do not reflect operational expense. The Trustees also took into consideration that the Fund may not always be fully invested and may hold a portion of its portfolio in cash or cash equivalents to manage shareholder activity and subscriptions and commitments to underlying investments, each of which may impact the Fund’s performance as compared to index returns. The Trustees concluded that the Adviser had made sound investment decisions for the Fund and that the overall performance of the Fund was satisfactory.

          Fees and Expenses. As to the costs of the services provided by the Adviser, the Trustees considered a comparison of the Fund’s advisory fee and overall expenses (Class A shares) to certain funds with similar investment objectives and strategies or those that also utilize a closed-end interval fund structure (each a “Peer Group”). With respect to the Peer Group comprised of exchange-traded closed-end funds that also invest in real-estate related securities, the Trustees considered that the Fund’s advisory fee of 1.50% was above the mean, but not the highest of the Peer Group, and the Fund’s overall expense ratio was higher than, but generally comparable to, the mean of the Peer Group. The Trustees also considered the fees of a Peer Group comprised of closed-end interval funds. The Trustees also considered that the Fund’s expense ratio includes the indirect costs of investing in other investment companies (acquired fund fees and expenses) in addition to the operating costs of the Fund. The

Total Income+ Real Estate Fund SUPPLEMENTAL INFORMATION (Unaudited) (Continued) March 31, 2015

Trustees considered that the Adviser has agreed to reimburse expenses to limit net annual operating expenses until at least March 31, 2016. The Trustees concluded that the advisory fee paid to the Adviser was fair and reasonable and that the expense ratio was acceptable in light of the size of the Fund, the breadth and knowledge of the Adviser’s personnel, and the Fund’s management fees being within an acceptable range of the selected Peer Groups.

          Profitability. The Trustees considered the Adviser’s representation that, during the initial two-year term of the Advisory Agreement, the Fund had not yet reached operating scale in terms of assets, the Adviser was not yet profiting from the Fund, and the Adviser had subsidized Fund’s operating expenses in connection with servicing the Fund. The Board considered that the Adviser may be able to recoup previously waived advisory fees on a rolling three-year basis. The Trustees concluded that based on the services provided, the fees were reasonable and that profits from the Adviser’s relationship with the Fund were not excessive.

          Economies of Scale. The Trustees reviewed and considered a profitability analysis and selected financial information of the Adviser, as well as the Sub-Adviser fee break points. They concluded that while the expenses of managing the Fund, as a percentage of the fees earned, are expected to decrease as the Fund’s assets grow, at the current and projected asset levels, economies of scale was not a relevant consideration at this time. The Trustees noted that they would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

          Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, determined that continuation of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its future shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors.

Approval of Sub-Advisory Agreement

          At the Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Mercer Investment Management, Inc. (the “Sub-Adviser”) and the Adviser, with respect to the Fund. In connection with the Board’s consideration of the Sub-Advisory Agreement, the Sub-Adviser provided the Board with written materials. In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. Matters considered by the Trustees in connection with the Board’s renewal of the Sub-Advisory Agreement included the following.

          Nature, Extent and Quality of Services. The Trustees considered that the Sub-Adviser’s principal responsibilities are to assist the Adviser in recommending and establishing the Fund’s portfolio, including providing assistance in determining the Fund’s target investment allocations and selecting appropriate investments for the Fund. The Trustees further noted that the Sub-Adviser conducts research on various real estate investment managers and investment options and reviews potential investment opportunities available in the market, including detailed analysis and due diligence of such investment options. The Trustees considered that the Sub-Adviser has been successful in recommending suitable investments for the Fund, and concluded that Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the services provided by Sub-Adviser to the Fund were satisfactory and reliable.

          Performance. The Board considered that while the Sub-Adviser does not approve or make investment decisions for the Fund, it does provide investment recommendations based on its research to the Adviser. The

Total Income+ Real Estate Fund SUPPLEMENTAL INFORMATION (Unaudited) (Continued) March 31, 2015

Board considered that the Fund’s investment performance is indicative of the success of the Sub-Adviser’s research and recommendations to the Adviser. The Board recalled its discussions earlier in the Meeting of Fund performance. The Trustees concluded that the overall performance of the Fund was satisfactory and that the Adviser’s continued relationship with the Sub-Adviser could be expected to benefit to shareholders.

          Fees and Expenses. The Trustees then discussed the fees paid to the Sub-Adviser. The Board reviewed the Sub-Adviser’s fee schedule, noting that the sub-advisory fee at current asset levels is 0.20% of the Fund’s average daily net assets. The Trustees considered the asset-based sub-advisory fee as compared to the quantity of research and reporting generated by the Sub-Adviser and the Sub-Adviser’s general rates for such services, and concluded that, at present asset levels, the Sub-Advisory fees were acceptable in light of the quality of the services the Adviser and, indirectly, the Fund receive from the Sub-Adviser.

          Economies of Scale. The Trustees considered whether economies of scale have been achieved with respect to the management of the Fund under the Sub-Advisory Agreement and whether there is potential for realization of any further economies of scale. The Trustees considered that the Sub-Adviser has agreed to breakpoints in its fee above certain asset levels beginning with $250 million in assets under management and concluded that this remained a reasonable breakpoint.

          Conclusion. The Trustees, having requested and received such information from the Sub-Adviser as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, that continuation of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser for an additional one-year term is in the best interests of the Fund and its shareholders. The Board noted that in considering the Sub-Advisory Agreement, it did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, it noted that each Trustee may have afforded a different weight to different factors.

NOTICE OF PRIVACY POLICY & PRACTICES

Rev. Aug. 2012

PRIVACY NOTICE

FACTS	WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Total Income+ Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?            Call 1-855-754-7930

Who we are

Who is providing this notice?	Total Income+ Real Estate Fund

What we do

How does Total Income+ Real Estate Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+	We collect your personal information, for example, when you
Real Estate Fund collect	■	Open an account
my personal	■	Provide account information
information?	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Total Income + Real Estate Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	Total Income + Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Total Income + Real Estate Fund doesn’t jointly market.

Investment Adviser
Bluerock Fund Advisor, LLC
70 East 55th Street
New York, NY 10022

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-459-1059 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-459-1059.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Income+ Real Estate

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, Chief Executive Officer

Date 5/18/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, Chief Executive Officer

Date 5/18/15

By (Signature and Title)

/s/ Jerry Novack

Jerry Novack, Chief Financial Officer

Date 5/18/15